              SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                      DEAN WITTER BALANCED GROWTH FUND (A)




(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                         _                              _
                        |        ______________________|
FORMULA:                |       |          |
                        |  /\ n |         ERV         |
          T  =          |    \  |    -------------   | - 1
                        |     \ |          P        |
                        |      \|           |
                        |_                  _|

                    T = AVERAGE ANNUAL COMPOUND RETURN
                    n = NUMBER OF YEARS
                  ERV = ENDING REDEEMABLE VALUE
                    P = INITIAL INVESTMENT

                                                                                           (A)
  $1,000            ERV AS OF          AGGREGATE              NUMBER OF                AVERAGE ANNUAL
INVESTED - P        31-Jan-98        TOTAL RETURN             YEARS - n              COMPOUND RETURN - T
-------------    ----------------    -------------           -----------             --------------------
28-Jul-97            $992.70             -0.73%                  0.51                         NA


(B) AVERAGE ANNUAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE (NON STANDARD COMPUTATIONS)

(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)


                        _                              _
                       |        ______________________|
FORMULA:               |       |          |
                       |  /\ n |         EV          |
         t  =          |    \  |    -------------   | - 1
                       |     \ |          P        |
                       |      \|           |
                       |_                  _|

                                  EV
                 TR  =         ----------    - 1
                                   P


                 t = AVERAGE ANNUAL COMPOUND RETURN
                     (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
                 n = NUMBER OF YEARS
                EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
                 P = INITIAL INVESTMENT
                TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)

                                                      (C)                                                 (B)
  $1,000                    EV AS OF                 TOTAL                  NUMBER OF                AVERAGE ANNUAL
INVESTED - P                31-Jan-98              RETURN - TR              YEARS - n              COMPOUND RETURN - t
------------               -----------             -----------             ------------            --------------------
28-Jul-97                   $1,047.70                  4.77%                  0.51                            NA

(D)              GROWTH OF $10,000*
(E)              GROWTH OF $50,000*
(F)              GROWTH OF $100,000*

FORMULA:         G= (TR+1)*P
                 G= GROWTH OF INITIAL INVESTMENT
                 P= INITIAL INVESTMENT
                 TR= TOTAL RETURN SINCE INCEPTION

                               TOTAL                  (D) GROWTH OF              (E) GROWTH OF                 (F) GROWTH OF
   INVESTED - P             RETURN - TR            $10,000 INVESTMENT-G       $50,000 INVESTMENT - G      $100,000 INVESTMENT - G
   ------------             -----------            ---------------------      ----------------------      ------------------------
     28-Jul-97                 4.77                       $9,927                     $50,290                         $101,627

*INITIAL INVESTMENT $9,475, $48,000 & 97,000 RESPECTIVELY REFLECTS A 5.25%, 4.00% & 3.00% SALES CHARGE

              SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                      DEAN WITTER BALANCED GROWTH FUND (B)




(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                    _                              _
                   |        ______________________|
FORMULA:           |       |          |
                   |  /\ n |         ERV         |
     T  =          |    \  |    -------------   | - 1
                   |     \ |          P        |
                   |      \|           |
                   |_                  _|

              T = AVERAGE ANNUAL COMPOUND RETURN
              n = NUMBER OF YEARS
            ERV = ENDING REDEEMABLE VALUE
              P = INITIAL INVESTMENT

                                                                          (A)
  $1,000               ERV AS OF                NUMBER OF            AVERAGE ANNUAL
INVESTED - P           31-Jan-98                YEARS - n         COMPOUND RETURN - T
------------           ---------                ----------        --------------------
  28-Jul-97             $993.90                    0.51                    NA


(B) AVERAGE ANNUAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE (NON STANDARD COMPUTATIONS)

(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)

                   _                              _
                  |        ______________________|
FORMULA:          |       |          |
                  |  /\ n |         EV          |
    t  =          |    \  |    -------------   | - 1
                  |     \ |          P        |
                  |      \|           |
                  |_                  _|

                              EV
            TR  =         ----------      - 1
                              P


              t = AVERAGE ANNUAL COMPOUND RETURN
                  (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
              n = NUMBER OF YEARS
             EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
              P = INITIAL INVESTMENT
             TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)


                                              (C)                                          (B)
  $1,000             EV AS OF                TOTAL                  NUMBER OF          AVERAGE ANNUAL
INVESTED - P         31-Jan-98            RETURN - TR               YEARS - n        COMPOUND RETURN - t
------------         ---------            -----------               ----------       -------------------
 28-Jul-97           $1,043.80               4.38%                     0.51                     NA


(D)                  GROWTH OF $10,000
(E)                  GROWTH OF $50,000
(F)                  GROWTH OF $100,000

FORMULA:             G= (TR+1)*P
                     G= GROWTH OF INITIAL INVESTMENT
                     P= INITIAL INVESTMENT
                     TR= TOTAL RETURN SINCE INCEPTION

                          TOTAL               (D) GROWTH OF               (E) GROWTH OF                    (F) GROWTH OF
INVESTED - P            RETURN - TR      $10,000 INVESTMENT - G        $50,000 INVESTMENT - G          $100,000 INVESTMENT - G
------------            -----------      ----------------------        ----------------------          -----------------------
 28-Jul-97                 4.38                $10,438                        $52,190                       $104,380




          SCHEDULE FOR RESTATED COMPUTATIONS OF PERFORMANCE QUOTATIONS
                   DEAN WITTER BALANCED GROWTH FUND - CLASS C

(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                _                             _
               |       ______________________|
FORMULA:       |       |          |
               |  /\ n |         ERV        |
       T  =    |    \  |    -------------  | - 1
               |     \ |          P       |
               |      \|           |
               |_                  _|

                 T = AVERAGE ANNUAL TOTAL RETURN
                 n = NUMBER OF YEARS
               ERV = ENDING REDEEMABLE VALUE
                 P = INITIAL INVESTMENT


                                                                                 (A)
  $1,000                 ERV AS OF                    NUMBER OF              AVERAGE ANNUAL
INVESTED - P             31-Jan-98                    YEARS - n             TOTAL RETURN - T
------------             ---------                    ---------             -----------------
  31-Jan-97              $1,188.20                          1                     18.82%

  28-Mar-95              $1,660.00                     2.8474                     19.48%



(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE
    SALES CHARGE  (NON STANDARD COMPUTATIONS)

(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)

                     _                              _
                    |        ______________________|
FORMULA:            |       |          |
                    |  /\ n |         EV          |
      t  =          |    \  |    -------------   | - 1
                    |     \ |          P        |
                    |      \|           |
                    |_                  _|

                               EV
              TR  =         ----------      - 1
                               P


              t = AVERAGE ANNUAL COMPOUND RETURN
                  (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
              n = NUMBER OF YEARS
             EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
              P = INITIAL INVESTMENT
             TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)

                                                     (C)                                                     (B)
  $1,000                    EV AS OF                TOTAL                      NUMBER OF                AVERAGE ANNUAL
INVESTED - P                31-Jan-98            RETURN - TR                   YEARS - n              COMPOUND RETURN - t
------------                ---------            -----------                   ---------              --------------------
 31-Jan-97                  $1,198.20              19.82%                            1                      19.82%

 28-Mar-95                  $1,660.00              66.00%                       2.8474                      19.48%



(D)                  GROWTH OF $10,000
(E)                  GROWTH OF $50,000
(F)                  GROWTH OF $100,000

FORMULA:             G= (TR+1)*P
                     G= GROWTH OF INITIAL INVESTMENT
                     P= INITIAL INVESTMENT
                     TR= TOTAL RETURN SINCE INCEPTION

                                                  (D)                           (E)                           (F)
  $10,000*                TOTAL                 GROWTH OF                     GROWTH OF                    GROWTH OF
INVESTED - P            RETURN - TR       $10,000 INVESTMENT - G         $50,000 INVESTMENT - G      $100,000 INVESTMENT - G
------------            -----------       -----------------------        ----------------------      ------------------------
 28-Mar-95                 66.00                $16,600                        $83,000                       $166,000

              SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                      DEAN WITTER BALANCED GROWTH FUND(D)




(A) AVERAGE ANNUAL TOTAL RETURNS (NO LOAD FUND)

(B) TOTAL RETURN (NO LOAD FUND)



                        _                              _
                       |        ______________________|
FORMULA:               |       |          |
                       |  /\ n |         EV          |
         t  =          |    \  |    -------------   | - 1
                       |     \ |          P        |
                       |      \|           |
                       |_                  _|

                            EV
                 TR  =  ----------    - 1
                            P


                       t = AVERAGE ANNUAL COMPOUND RETURN
                       n = NUMBER OF YEARS
                      EV = ENDING VALUE
                       P = INITIAL INVESTMENT
                      TR = TOTAL RETURN

                                                      (B)                                             (A)
  $1,000                  EV AS OF                   TOTAL            NUMBER OF                  AVERAGE ANNUAL
INVESTED - P              31-Jan-98                RETURN - TR        YEARS - n               COMPOUND RETURN - t
------------              ---------                -----------        ---------               -------------------
 28-Jul-97                $1,048.80                   4.88%              0.51                        NA

(C)                  GROWTH OF $10,000
(D)                  GROWTH OF $50,000
(E)                  GROWTH OF $100,000


FORMULA:             G= (TR+1)*P
                     G= GROWTH OF INITIAL INVESTMENT
                     P= INITIAL INVESTMENT
                     TR= TOTAL RETURN SINCE INCEPTION



  $10,000                 TOTAL               (C) GROWTH OF                         (D) GROWTH OF               (E) GROWTH OF
INVESTED - P           RETURN - TR         $10,000 INVESTMENT- G                 $50,000 INVESTMENT- G      $100,000 INVESTMENT- G
------------           -----------         ---------------------                 ---------------------      -----------------------
 28-Jul-97                4.88                  $10,488                                 $52,440                     $104,880